                           BEVERLY ENTERPRISES, INC.
                                  EXHIBIT 11.1
                   COMPUTATION OF NET INCOME (LOSS) PER SHARE
      THREE-MONTH AND NINE-MONTH PERIODS ENDED SEPTEMBER 30, 1994 AND 1993
                                  (UNAUDITED)
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                                                  THREE MONTHS ENDED
                                                                                                     SEPTEMBER 30,
                                                                                                ----------------------
                                                                                                  1994          1993
                                                                                                -------       --------
                                                                                                             (RESTATED)
PRIMARY:
  Income before redemption premium on Series A preferred stock and extraordinary charge         $23,496        $ 17,722
  Redemption premium on Series A preferred stock  . . . . . . . . . . . . . . . . . . .              --         (20,000)
                                                                                                -------       ---------
  Income (loss) before extraordinary charge . . . . . . . . . . . . . . . . . . . . . .          23,496          (2,278)
  Extraordinary charge, net of income taxes . . . . . . . . . . . . . . . . . . . . . .              --          (2,345)
                                                                                                -------       ---------
  Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23,496          (4,623)
  Preferred stock dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (2,063)         (1,625)
                                                                                                -------        --------
  Net income (loss) applicable to common shares . . . . . . . . . . . . . . . . . . . .         $21,433        $ (6,248)
                                                                                                =======        ========

  Applicable common shares:
    Weighted average outstanding shares during the period . . . . . . . . . . . . . . .          85,527          80,970
    Assumed conversion of Series A preferred stock  . . . . . . . . . . . . . . . . . .              --              -- (a)
    Weighted average shares issuable upon exercise of common stock equivalents
      outstanding (principally stock options) using the treasury stock method . . . . .           1,537              -- (a)
                                                                                                -------        --------
    Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          87,064          80,970
                                                                                                =======        ========

  Income (loss) per share of common stock:
    Before redemption premium on Series A preferred stock and extraordinary charge  . .         $  0.25        $   0.20
    Redemption premium on Series A preferred stock  . . . . . . . . . . . . . . . . . .              --           (0.25)
                                                                                                -------        --------
    Income (loss) before extraordinary charge . . . . . . . . . . . . . . . . . . . . .            0.25           (0.05)
    Extraordinary charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --           (0.03)
                                                                                                -------        --------
    Net income (loss) per share of common stock . . . . . . . . . . . . . . . . . . . .         $  0.25        $  (0.08)
                                                                                                =======        ========

FULLY DILUTED:
  Income before redemption premium on Series A preferred stock and extraordinary charge         $23,496        $ 17,722
  Reduction of interest and amortization expenses resulting from assumed conversion
    of 7.625% convertible subordinated debentures . . . . . . . . . . . . . . . . . . .              -- (a)          -- (a)
  Reduction of interest and amortization expenses resulting from assumed conversion
    of 9% convertible subordinated debentures . . . . . . . . . . . . . . . . . . . . .              -- (b)          -- (a)
  Reduction of interest and amortization expenses resulting from assumed conversion
    of zero coupon notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -- (a)          -- (a)
  Less applicable income taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --              --
                                                                                                -------        --------
  Adjusted income before redemption premium on Series A preferred stock and
    extraordinary charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23,496          17,722
  Redemption premium on Series A preferred stock  . . . . . . . . . . . . . . . . . . .              --         (20,000)
                                                                                                -------        --------
  Adjusted income (loss) before extraordinary charge  . . . . . . . . . . . . . . . . .          23,496          (2,278)

  Extraordinary charge, net of income taxes . . . . . . . . . . . . . . . . . . . . . .              --          (2,345)
                                                                                                -------        --------
  Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23,496          (4,623)

  Preferred stock dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --          (1,625)
                                                                                                -------        --------
  Adjusted net income (loss) applicable to common shares  . . . . . . . . . . . . . . .         $23,496        $ (6,248)
                                                                                                =======        ========

  Applicable common shares:
    Weighted average outstanding shares during the period . . . . . . . . . . . . . . .          85,527          80,970
    Assumed conversion of Series A preferred stock  . . . . . . . . . . . . . . . . . .              --              -- (a)
    Assumed conversion of Series B preferred stock  . . . . . . . . . . . . . . . . . .          11,253              -- (a)
    Weighted average shares issuable upon exercise of common stock equivalents
      outstanding (principally stock options) using the treasury stock method . . . . .           1,832              -- (a)
    Assumed conversion of 7.625% convertible subordinated debentures  . . . . . . . . .              -- (a)          -- (a)
    Assumed conversion of 9% convertible subordinated debentures  . . . . . . . . . . .              -- (b)          -- (a)
    Assumed conversion of zero coupon notes . . . . . . . . . . . . . . . . . . . . . .              -- (a)          -- (a)
                                                                                                -------        --------
    Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          98,612          80,970
                                                                                                =======        ========

  Income (loss) per share of common stock:
    Before redemption premium on Series A preferred stock and extraordinary charge  . .         $  0.24        $   0.20
    Redemption premium on Series A preferred stock  . . . . . . . . . . . . . . . . . .              --           (0.25)
                                                                                               --------        --------
    Income (loss) before extraordinary charge . . . . . . . . . . . . . . . . . . . . .            0.24           (0.05)

    Extraordinary charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --           (0.03)
                                                                                               --------        --------
    Net income (loss) per share of common stock . . . . . . . . . . . . . . . . . . . .        $   0.24        $  (0.08)
                                                                                               ========        ========

_________________
(a) Conversion would be anti-dilutive and is therefore not assumed in the computation of earnings per share of common stock.
(b) The 9% convertible subordinated debentures were converted to common stock during the third quarter of 1993.

                           BEVERLY ENTERPRISES, INC.
                                  EXHIBIT 11.1
             COMPUTATION OF NET INCOME (LOSS) PER SHARE (CONTINUED)
      THREE-MONTH AND NINE-MONTH PERIODS ENDED SEPTEMBER 30, 1994 AND 1993
                                  (UNAUDITED)
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                                                 NINE MONTHS ENDED
                                                                                                     SEPTEMBER 30,
                                                                                           ---------------------------
                                                                                               1994            1993
                                                                                           -----------     -----------
                                                                                                            (RESTATED)
PRIMARY:
 Income before redemption premium on Series A preferred stock and extraordinary charge     $    57,643     $    41,801
 Redemption premium on Series A preferred stock  . . . . . . . . . . . . . . . . . . .              --         (20,000)
                                                                                           -----------     -----------
 Income before extraordinary charge  . . . . . . . . . . . . . . . . . . . . . . . . .          57,643          21,801
 Extraordinary charge, net of income taxes  . . . . . . . . . . . . . . . . . . . . . .             --          (2,345)
                                                                                           -----------     -----------
 Net income   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         57,643          19,456
 Preferred stock dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (6,188)         (2,125)
                                                                                           -----------     -----------
 Net income applicable to common shares   . . . . . . . . . . . . . . . . . . . . . . .    $    51,455     $    17,331
                                                                                           ===========     ===========

 Applicable common shares:
   Weighted average outstanding shares during the period  . . . . . . . . . . . . . . .         85,374          78,235
   Assumed conversion of Series A preferred stock   . . . . . . . . . . . . . . . . . .             --              -- (a)
   Weighted average shares issuable upon exercise of common stock equivalents
     outstanding (principally stock options) using the "treasury stock" method  . . . .          1,640           1,543
                                                                                           -----------     -----------
   Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         87,014          79,778
                                                                                           ===========     ===========

 Income (loss) per share of common stock:
   Before redemption premium on Series A preferred stock and extraordinary charge . . .    $      0.59     $      0.50

   Redemption premium on Series A preferred stock  . . . . . . . . . . . . . . . . . .              --           (0.25)
                                                                                           -----------     -----------
   Income before extraordinary charge  . . . . . . . . . . . . . . . . . . . . . . . .            0.59            0.25
   Extraordinary charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --           (0.03)
                                                                                           -----------     -----------
   Net income per share of common stock . . . . . . . . . . . . . . . . . . . . . . . .    $      0.59     $      0.22
                                                                                           ===========     ===========

FULLY DILUTED:
 Income before redemption premium on Series A preferred stock and extraordinary charge     $    57,643     $    41,801
 Reduction of interest and amortization expenses resulting from assumed conversion
   of 7.625% convertible subordinated debentures  . . . . . . . . . . . . . . . . . . .             -- (a)          -- (a)
 Reduction of interest and amortization expenses resulting from assumed conversion
   of 9% convertible subordinated debentures . . . . . . . . . . . . . . . . . . . . .              -- (b)          -- (a)
 Reduction of interest and amortization expenses resulting from assumed conversion
   of zero coupon notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -- (a)          -- (a)
 Less applicable income taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --              --
                                                                                           -----------     -----------
 Adjusted income before redemption premium on Series A preferred stock and
   extraordinary charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          57,643          41,801
 Redemption premium on Series A preferred stock  . . . . . . . . . . . . . . . . . . .              --         (20,000)
                                                                                           -----------     -----------
 Adjusted income before extraordinary charge . . . . . . . . . . . . . . . . . . . . .          57,643          21,801
 Extraordinary charge, net of income taxes . . . . . . . . . . . . . . . . . . . . . .              --          (2,345)
                                                                                           -----------     -----------
 Net income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          57,643          19,456
 Preferred stock dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --          (2,125)
                                                                                           -----------     -----------
 Adjusted net income applicable to common shares . . . . . . . . . . . . . . . . . . .     $    57,643     $    17,331
                                                                                           ===========     ===========

 Applicable common shares:
   Weighted average outstanding shares during the period . . . . . . . . . . . . . . .          85,374          78,235
   Assumed conversion of Series A preferred stock  . . . . . . . . . . . . . . . . . .              --              -- (a)
   Assumed conversion of Series B preferred stock  . . . . . . . . . . . . . . . . . .          11,253              -- (a)
   Weighted average shares issuable upon exercise of common stock equivalents
     outstanding (principally stock options) using the "treasury stock" method . . . .           1,854           1,617
   Assumed conversion of 7.625% convertible subordinated debentures  . . . . . . . . .              -- (a)          -- (a)
   Assumed conversion of 9% convertible subordinated debentures  . . . . . . . . . . .              -- (b)          -- (a)
   Assumed conversion of zero coupon notes . . . . . . . . . . . . . . . . . . . . . .              -- (a)          -- (a)
                                                                                           -----------     -----------
   Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          98,481          79,852
                                                                                           ===========     ===========

 Income (loss) per share of common stock:
   Before redemption premium on Series A preferred stock and extraordinary charge  . .     $      0.59     $      0.50
   Redemption premium on Series A preferred stock  . . . . . . . . . . . . . . . . . .              --           (0.25)
                                                                                           -----------     -----------
   Income before extraordinary charge  . . . . . . . . . . . . . . . . . . . . . . . .            0.59            0.25
   Extraordinary charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --           (0.03)
                                                                                           -----------     -----------
   Net income per share of common stock  . . . . . . . . . . . . . . . . . . . . . . .     $      0.59     $      0.22
                                                                                           ===========     ===========

- ---------------
(a) Conversion would be anti-dilutive and is therefore not assumed in the computation of earnings per share of common stock.
(b) The 9% convertible subordinated debentures were converted to common stock during the third quarter of 1993.